UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2011

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 574-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events

On January 28, 2011, Great Lakes Dredge & Dock Corporation (the “Company”) completed a private placement of $250 million of its 7.375% senior unsecured notes due February 1, 2019 (the “New Notes”). The New Notes were offered to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S of the Securities Act. The New Notes are guaranteed by the Company’s wholly-owned domestic subsidiaries.

A portion of the proceeds of the New Notes were used to redeem the Company’s $175 million of 7.75% senior subordinated notes due December 15, 2013 (the “Old Notes”). The Old Notes were guaranteed by all of the Company’s domestic subsidiaries (the “Old Notes Guarantors”). As two of the Old Notes Guarantors, NASDI, LLC (“NASDI”) and Yankee Environmental Services, LLC (“Yankee”), were not “100% owned” within the meaning of the Securities and Exchange Commission (“SEC”) Rule 3-10 of Regulation S-X, the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 included separate audited financial statements as well as separate selected financial data, separate supplementary financial information and separate management's discussion and analysis of financial condition and results of operations for each of NASDI and Yankee.

In April 2011 and effective as of January 2011, the Company acquired the remaining non-controlling equity interest in NASDI that the Company did not previously own. As a result, NASDI became a wholly-owned domestic subsidiary and a guarantor of the New Notes. Yankee is not a guarantor of the New Notes.

In connection with the private placement of the New Notes, the Company entered into an agreement giving registration rights to initial purchasers of the New Notes (the "Registration Rights Agreement"). The terms of the Registration Rights Agreement require, among other things, that the Company will use its commercially reasonable efforts to consummate an offer (the “Exchange Offer”) to exchange the New Notes for registered, publicly tradable notes that have substantially identical terms as the New Notes (the “Exchange Notes”). The Exchange Notes also will be guaranteed by the Company’s wholly-owned domestic subsidiaries (the “Exchange Notes Guarantors”). In order to discharge its obligations under the Registration Rights Agreement, the Company intends to file a registration statement with the SEC relating to the issuance of the Exchange Notes pursuant to the Exchange Offer. The Company is filing this Current Report on Form 8-K to reflect, as set forth in the Exhibits hereto, the following:

•

Updated Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), Financial Statements and Supplementary Data (Item 8) and Financial Statement Schedules to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “2010 Form 10-K”) for the purpose of

•

Recasting the condensed consolidating financial information included within Note 22 to the Company’s consolidated financial statements to present financial information for the Exchange Notes Guarantors in lieu of financial information for the Old Notes Guarantors. Exclusively for comparability purposes, the Company has recast the condensed consolidating financial information as if the Exchange Notes Guarantors had guaranteed the Old Notes as of December 31, 2010 and 2009 and for each of the three years ended December 31, 2010.

•	Removing the separate presentations of NASDI and Yankee information previously required in respect of the guarantee by NASDI and Yankee of the Old Notes.

The presentation of condensed consolidating financial information for the Exchange Notes Guarantors in lieu of condensed consolidating financial information for the Old Notes Guarantors does not change the amounts reported in the consolidated financial statements presented in Financial Statements and Supplementary Data (Item 8) of the 2010 Form 10-K. Other events and transactions from the date the 2010 Form 10-K was filed until the date of this Current Report on Form 8-K have not been otherwise reflected. The information in this Current Report on Form 8-K should be read in conjunction with the 2010 Form 10-K and any filings made by the Company with the SEC since March 14, 2011.

•

Additional financial information for the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. The unaudited consolidated financial statements therein presented now include condensed consolidating financial information for the Exchange Notes Guarantors as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010. The inclusion of condensed consolidating financial information for the Exchange Notes Guarantors does not change the amounts reported in the unaudited consolidated financial statements presented in Financial Statements (Item 1) of the Form 10-Q for the quarter ended March 31, 2011. No publicly registered debt securities were outstanding as of March 31, 2011. The condensed consolidating financial information is provided exclusively for comparability purposes.

•

Updated unaudited pro forma condensed combined financial information which describes the effect of the acquisition of the business and substantially all of the assets of L.W. Matteson, Inc. on the fiscal year ended December 31, 2010.

Item 9.01—Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are furnished herewith:

23.1	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (updated Item 6 to exclude the stand alone sections related to NASDI, LLC and Yankee Environmental Services, LLC)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (updated Item 7 to exclude the stand alone sections related to NASDI, LLC and Yankee Environmental Services, LLC)

99.3	Financial Statements and Supplementary Data (updated Item 8 to exclude the stand alone sections related to NASDI, LLC and Yankee Environmental Services, LLC)

99.4	Consolidated Financial Statements and Financial Statement Schedule (updated to recast Note 22 to the consolidated financial statements and to exclude the stand alone sections related to NASDI, LLC and Yankee Environmental Services, LLC)

99.5	Unaudited Consolidated Financial Statements of Great Lakes Dredge & Dock Corporation and Subsidiaries as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010, reflecting the subsidiary guarantors of the Company’s $250 million 7.375% senior unsecured notes due February 1, 2019.

99.6	Unaudited pro forma condensed combined statement of operations of Great Lakes Dredge & Dock Corporation and Subsidiaries for the year ended December 31, 2010, giving effect to the acquisition of the business and substantially all of the assets of L.W. Matteson, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ BRUCE J. BIEMECK
Date:	July 21, 2011	Bruce J. Biemeck
President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

23.1	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (updated Item 6 to exclude the stand alone sections related to NASDI, LLC and Yankee Environmental Services, LLC)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (updated Item 7 to exclude the separately stated sections related to NASDI, LLC and Yankee Environmental Services, LLC)

99.3	Financial Statements and Supplementary Data (updated Item 8 to exclude the separately stated sections related to NASDI, LLC and Yankee Environmental Services, LLC)

99.4	Consolidated Financial Statements and Financial Statement Schedule (updated to recast Note 22 to the consolidated financial statements and to exclude the separately stated sections related to NASDI, LLC and Yankee Environmental Services, LLC)

99.5	Unaudited Consolidated Financial Statements of Great Lakes Dredge & Dock Corporation and Subsidiaries as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010, reflecting the subsidiary guarantors of the Company’s $250 million 7.375% senior unsecured notes due February 1, 2019.

99.6	Unaudited pro forma condensed combined statement of operations of Great Lakes Dredge & Dock Corporation and Subsidiaries for the year ended December 31, 2010, giving effect to the acquisition of the business and substantially all of the assets of L.W. Matteson, Inc.